Assets held for sale	12 Months Ended
Dec. 31, 2025
Assets held for sale
Assets held for sale

8Assets held for sale

In June 2025, the Board of Directors mandated management to initiate an active sales process for Rapidfit NV, which is a part of the Manufacturing segment.

At 31 December 2025 and consistent with IFRS 5 principles, RapidFit NV was classified as a disposal group held for sale and did not meet the definition of a discontinued operation.

		As of December 31,
in 000€	Notes	2025
Intangible assets	6	36
Property, plant & equipment	6	239
Right-of-use assets	7	29
Inventories and contracts in progress		2,681
Trade receivables		1,235
Other current assets		94
Cash and cash equivalents		—
Assets held for sale		4,314
Lease liabilities		22
Deferred tax liabilities		2
Trade payables		416
Tax payables		1
Other liabilities		362
Liabilities held for sale		802

The carrying amount of the related net assets which amounts to K€ 3,512 is estimated not to exceed the fair value less costs to sell, hence no impairment loss has been recognized on the classification of RapidFit NV as disposal group held for sale. The fair value of the disposal group held for sale has been determined based on the discounted cash flows considering a period of five years. The main assumptions include a discount rate (based on WACC) of 9.75% post-tax and a perpetual growth rate of 3%. Other assumptions include the year-on-year growth rate of revenue, gross margin and the operating costs which have been determined by management based on past experience.

There are no cumulative income or expenses included in OCI relating to the disposal group.